Exhibit 32.2 -

CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Robert J. Evans, director and secretary/treasurer of Silver Butte Co., Inc. (the “Registrant”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge::

1.

This Annual Report on Form 10-KSB of the Registrant for the fiscal year ended August 31, 2006, as filed with the Securities and Exchange Commission (the “report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By    /s/ Robert J. Evans

Robert J. Evans, Secretary/Treasurer and Director

Date:  November 3, 2006